UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2019

Acacia Communications, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400 Maynard, Massachusetts		01754
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (978) 938-4896

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	ACIA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Voting Results.

At the 2019 Annual Meeting of Stockholders of Acacia Communications, Inc. (the “Company”), held on May 16, 2019, the proposals listed below were submitted to a vote of the Company’s stockholders. The proposals are described further in the Company’s definitive proxy statement for the annual meeting.

Proposal One – to elect three Class III director nominees to hold office until the Company’s 2022 annual meeting of stockholders.

The stockholders elected the three Class III director nominees named in the Company’s definitive proxy statement to hold office until the Company’s 2022 annual meeting of stockholders. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter Y. Chung	20,124,550	8,705,372	5,689,293
John Ritchie	23,812,566	5,017,356	5,689,293
Vincent T. Roche	20,219,382	8,610,540	5,689,293

Proposal Two – to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
34,462,323	47,986	8,906

Proposal Three – to conduct a non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

The stockholders approved the non-binding, advisory resolution to approve the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,000,892	1,499,170	329,860	5,689,293
Item 7.01     Regulation FD Disclosure.

From time to time, representatives of the Company conduct meetings with investors, analysts and other third parties regarding the Company in which the Company uses an investor presentation. A copy of our current investor presentation, dated May 17, 2019, is attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Presentation”).

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in Item 7.01 and Exhibit 99.1 that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, including the exhibits attached hereto, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing. In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Corporate Slide Presentation in use beginning May 17, 2019 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA COMMUNICATIONS, INC.

Date: May 17, 2019	By:	/s/ Janene I. Ásgeirsson
Janene I. Ásgeirsson
Chief Legal Officer and Secretary